PROMISSORY NOTE

Borrower Information:	
Name: First Rate Staffing	Date:06/26/2012
Street Address: 12631 Imperial Hwy Suite A205	
City: Santa Fe Springs	Area code/Telephone number: 562-863-9564
State: California	
Zip: 90670	

Lender Information:	
Name: Cliff Blake	Area code/Telephone number: 623-202-7423
Street Address: 33 Tall Oak	
City: Irvine	
State: CA	
Zip :92603	

Loan Information:	
Loan Amount: $109,826.16 5303	Loan Period: 3 Years
Interest Rate: 6.0%	Payment Schedule: Simple Interest Monthly

1. **Promise to Pay**. For value received, First Rate Staffing (Borrower) promises to pay Cliff Blake (Lender) $15,600.00 and interest at the yearly rate of 6% on the unpaid balance as specified below.

2. **Installments**.

6-1-2015

Borrower will pay one lump payment on 04/01/2015 date. Simple Interest to be paid monthly.

3. **Application of Payments**. Payments will be applied first to interest and then to principal.

4. **Prepayment**. Borrower may prepay all or any part of the principal without penalty.

7. **Security**

This is an unsecured note.

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8. **Collection Costs**. If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyer's fees in an amount the court finds to be reasonable.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of California.

Witnessed: ______________ Date: 6-26-12

Borrower: ______________ Date: 6-26-12